SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 6, 2004

McMoRan Exploration Co.

                         Delaware

                  001-07791

                                        72-1424200

        (State or other

   (Commission

              (IRS Employer

         jurisdiction of

    File Number)

               Identification

         incorporation or

               Number)

         organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosures.

McMoRan Exploration Co. issued a press release dated February 6, 2004 updating drilling activities at Garden Banks 625 and other Gulf of Mexico drilling activities (Exhibit 99.1).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:  /s/ C. Donald Whitmire, Jr

     ------------------------------------

         C. Donald Whitmire, Jr.

    Vice President & Controller –

          Financial Reporting

    (authorized signatory and

     Principal Accounting Officer)

Date:  February 6, 2004

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1        Press release dated February 6, 2004 “McMoRan Exploration Co. Updates Drilling Activities at Garden Banks Block 625-“Dawson Deep” Exploration Prospect and Other Gulf of Mexico Drilling Activities.”